Industrial and Power

Equipment

Lehman Brothers

High Yield & Syndicated

Loan Conference

March 22, 2004

Blount International, Inc.

   Outdoor Products          Lawnmower

This presentation and discussion today contains forward-looking statements, including without limitation the Company’s “expectations”, “beliefs”, “plans”, “indications”, “estimates”, “anticipations” and their variants, as defined by the Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainties that could cause actual results to differ materially.  Additional information concerning important factors that could cause Blount’s actual future results to differ materially from today’s discussion is included in the Company’s public filings available on the SEC’s EDGAR database.

2

Forward Looking Statements

   Agenda

Company Overview

Financial Overview

Wrap-up

Company Overview

   Overview

Blount operates three separate business segments:

               OPG, Lawnmowers & IPEG

Dixon – ZTR ® ride-on lawnmowers

Lawnmowers

Blount

Outdoor Products
Group

Industrial Power &
Equipment Group

Lawnmowers

Forestry & Industrial Equipment – Timber harvesting equipment

Gear Products – Rotation bearings, gear components

Oregon Cutting Systems – Saw chain, bars & accessories

ICS – Diamond cutting chain for concrete industry

Industrial & Power Equipment Group (IPEG)

Outdoor Products Group (OPG)

   Operating Segments

REVENUE

SEGMENT OPERATING INCOME

$559M

$97M

   Historical Results

The Company remains highly leveraged.
However, the leverage ratio has improved for
two consecutive years.

Financial Leverage

6.2x

5.9x

8.0x

7.3x

* Leverage
   Ratio

10

0

6.0x

            *Excludes preferred equivalent  security

Operating From Strong  Positions

Market leader in principal businesses

Attractive growth prospects

Highly diversified customer/geographic
base

Focus on consumables with recurring
revenues

Excellent operating income margins in
Outdoor Products

Strong and experienced management
team

   Situation Outlook

Challenges

Raw Materials Supply and Price

Weakness/Strength of U.S. Dollar

Customer Backlog/Service

Offshore Production/Competition

Rising Heathcare Costs

Leverage/Refinancing

Programs

Debt reduction

Refinancing

Cost control

Asset sales

Operating Efficiencies

ERP Implementation

China Manufacturing Facility

Lean Manufacturing

Operations
Overview

    Outdoor Products

Frederick

ICS

ICS

   Outdoor Products

The Outdoor Products segment (“OPG”) is the world’s
leading manufacturer of chainsaw chains and guide bars,
with 56% and 50% market shares, respectively

The Outdoor Products segment manufactures and
distributes under two organizations, Oregon Cutting
Systems Group (“Oregon”) and ICS

Oregon produces a wide variety of cutting chain,
chain saw guide bars and mechanical timber harvesting
equipment

ICS produces specialized concrete cutting equipment

For 2003 the Outdoor Products group posted sales of
$359 million (+17%) and operating income of $86 million
(+27%)

Factors affecting the business include currency,
competition, offshore production and weather.

   Outdoor Products

Leading Worldwide Market Share

Renowned Product Reliability

Brand Name Recognition Worldwide

Factors Affecting the Business

Currency

Competition

Economies

Weather

Increased Capacity to Meet Demands

  Outdoor Products
  Business Dynamics - OCS

Industry experts in wood cutting technology

Product and process design for quality, performance,
manufacturing, assembly, reliability and maintainability

Proprietary design of all precision tooling and specialty
production equipment

Over 15 years practicing TQC principles and methods

Four plants ISO certified

Non-union, experienced workforce

   Oregon Cutting Systems

Operations

Outdoor Products
Product Dynamics - ICS

Diamond chain technology for cutting
concrete and abrasive materials

Product line includes chain, bars, power
saws and accessories

Business started in 1992

Net Sales – Approximately $18M in 2003

Strong operating margins

Innovation is growth engine

     Lawnmower

   Lawnmower

The Lawnmower segment operates through its subsidiary, Dixon Industries (“Dixon”)

Dixon manufacturers zero turning radius (ZTR®) lawn mowers and related attachments

Sales for 2003 were $36 million (-14%)
and operating loss was $1.2 million

Factors affecting the business include weather, competition and a distribution channel shift

   Lawnmower

Lawnmower
Business Dynamics - Dixon

Zero turn radius riding lawn mower

Founded 1974, acquired by
Blount in 1990

Net Sales are 6% of Blount

200 Employees

3 Main Product Lines:
Suburban, Estate and Pro ZTR

Recent new product developments,
including Ram ® and Zeeter®

     Dixon Challenges
     Opportunities

Dixon Challenges

Increasing competitive offerings

Under-utilized plant

Unfavorable healthcare trends

Weather

Dixon Opportunities

New product offerings

New distribution

Management changes

Raw material/component sourcing

Industrial and Power Equipment

The Industrial & Power Equipment segment (“IPEG”) operates
through two units, the Forestry & Industrial Equipment Division
(“FIED”) and Gear Products (“Gear”)

FIED manufacturers hydraulic timber harvesting equipment under the Hydro-Ax, Prenctice, CTR, Timber King and Fabtek brand
names

Gear Products is a leading manufacturer of rotational system components for mobile heavy equipment

In 2003 IPEG posted sales of $165 million (+25%) and operating income of $12 million (two-fold increase)

Factors affecting the business include commodity prices, currency, inventory levels and imports

Industrial & Power Equipment

Industrial and Power Equipment

   Industrial and Power Equipment
   Business Dynamics - FIED

Factors Affecting the Business

Commodity Prices

Currency

Inventory Levels

Imports

Consolidation

Competition

Distribution

New Products

Lowered Operating Costs

Forestry is our Business

A Leading North American Manufacturer of
Purpose-Build Forestry Equipment.

Long-term Committed to the Worldwide
Forest Products Industry with Leading and
High Quality Product.

Direction

Continued Lean Manufacturing

Reduce cost / breakeven

Cash / working capital management

International opportunities

New product development

Marketing Alliance

Forestry & Industrial Equipment Division

   Forestry and Industrial Equipment

Marketing alliance with Caterpillar

Strengthens Blount’s position

Sale of Blount/CAT Manufactured products
into Caterpillar dealer network with
Timberking brands

Maintains existing Blount dealer network
with Blount brands

Blount produces 17 of the 26 products

Long-term marketing and supply agreements

$14 million in sales during 2003 (partial
year)

Industrial and Power Equipment
Business Dynamics – Gear Products

Manufacturer of rotational systems components
for mobile heavy equipment.  Products include
bearings and drives

Acquired in 1991

OEM Supplier

Only Complete Rotational System

Price Sensitive

Markets Served

Construction

Utility

Forestry

Telecommunication

Financial Overview

Financial Overview

$ In Millions                ADJUSTED EBITDA

$ In Millions                           SALES

                                3% Compound Growth Since 2000

FINANCIAL OVERVIEW

              2000          2001    2002    2003

Segment Operating Income

Outdoor Products                                                     $74.3            $69.4      $67.7       $86.2

Lawn Mower                                                                         6.7                 0.9           2.7             (1.2)

Industrial & Power Equipment         1.1             (1.7)        5.2            11.7

Elimination                                                                                                                              0.3

Total Segments                                              $82.1              68.6        75.9             96.7

Corporate Expenses                                           (10.3)             (7.7)         (6.2)       (12.7)

Depreciation/Amortization/                       18.8              17.4        13.9               13.5

                                          Other

                                        ______                  ______        _____          ______

Adjusted EBITDA(1)                                    $    90.6         $78.3      $83.6         $97.5

                                                                =====           ====         =====   ====

(1)  Earnings Before Interest, Taxes, Depreciation, Amortization
and Non-Recurring

Financial Overview

Operating Cash Flow

$ Millions

                   2002             2003

Adjusted EBITDA                                                         $ 83.6                           $ 97.5

                 -Cash Interest                                                        (64.9)                            (63.9)

                 -CAPEX                                                                               (17.1)                            (16.5)

                 -Asset Sales                                                                        8.0                 (0.6)

                 -Sporting Equipment Sale         (22.6)                           25.0

                 -Other                                                                                                   8.9               (2.8)

Total Operating Cash Flow                  $     (4.1)          $ 38.7
                                                                                                                                    =====          =====

Financial Overview

Outstanding Debt/ Leverage

                             2002                                    2003           Comments

           Term Loan/Revolver                                $     134.4                 $   115.5                - Refinanced May 2003
                                                                                                                     with GECC as agent

           7% Senior Notes                                                                 149.4                                       149.7        - Due June 2005 must be refinanced by                                                                                                                 March 2005

           13% Senior Subordinated Notes                325.0                    323.2               - Due August 2009

           Preferred Equivalent Security                           18.7                       22.1             - 12% non-cash PIKs

           Total Balance Sheet Debt                           $    627.5                                 $  610.5

                                                                                    =========                        ========

           Cash on Hand                                                               $      26.4                 $        35.2

                                                                                    =========                        ========

           Net debt excluding cash/

           preferred equivalent security                 $    582.4                              $   553.3

                                                                                                                       =========                         ========

            Net leverage                                                                            7.0X                        5.7X

Financial Overview
-  Credit Statistics

Covenant Requirements:

        Minimum EBITDA

  Until 9/30/2005                                      $75 Million

  9/30/2005 to 9/30/2006        $80 Million

  Remainder of Term                      $85 Million

Fixed Coverage Ratio                                                .85x

Maximum Capital Expenditures                     $20 Million +

                                                                  carryover

4th Quarter

2003 - Financial

LTM EBITDA                                                         $   97.5

Total Debt                                                                   $    610.5

Total Leverage Ratio                                 6.3

Net Leverage Ratio                                       5.7

Fixed Coverage Ratio                              1.05

   Wrap-Up

Continued Cash Flow Generation

Operating improvements

Non-core asset sales

Offshore Production Opportunities

Focus on Capital Structure Improvements and Debt Reduction